UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            October 30, 2008

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12061 Bluemont Way, Reston, Virginia		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(703) 810-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 30, 2008, the Board of Directors of SLM Corporation (the “Company”) approved amendments to the compensation agreement entered into on January 7, 2008, with the Company’s Chairman of the Board, Anthony P. Terracciano (the “Agreement”). The Agreement was filed as Exhibit 10.3 to the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 9, 2008.

The Agreement was amended as follows: 1) the term of the Agreement was extended by one year from January 7, 2011, to January 7, 2012; 2) Mr. Terracciano’s cash retainer was reduced from $600,000 to $480,000 at his request; and 3) the vesting of the first one-third tranche of his SLM common stock award (66,666 shares) was postponed from January 7, 2009 to January 7, 2010, also at his request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

November 3, 2008	By:	/s/ MARY EURE
Name: MARY EURE
Title: SENIOR VICE PRESIDENT & CORPORATE SECRETARY